UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2026
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Redwire Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of Incorporation or Organization)	001-39733 (Commission File Number)	88-1818410 (IRS Employer Identification No.)
8226 Philips Highway, Suite 101 Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)
(650) 701-7722
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events.
On June 8, 2026, the United States District Court for the Middle District of Florida (the “Court”) issued an order (the “Order”) for preliminary approval of a proposed settlement of the claims asserted nominally on behalf of Redwire Corporation (“Redwire” or the “Company”) against the individual defendants named in the previously disclosed shareholder derivative actions entitled Yingling v. Cannito, et al., Case No. 1:22-cv-00684-MN (D. Del.), which was transferred from the United States District Court for the District of Delaware to the Court. The Court issued the Order in accordance with the Stipulation and Settlement Agreement entered in February 2026 (the “Stipulation”). As previously disclosed in the Company’s Form 10-Q filed on May 7, 2026, the proposed settlement calls for the Company to adopt certain corporate governance reforms, as described further in the Stipulation, and pay attorneys’ fees and expenses, which the Company expects to be funded by its insurance carrier, in exchange for a full and complete release and dismissal of the derivative actions. The Order set a final approval hearing for July 30, 2026.

Copies of the Notice of Proposed Derivative Settlement and the Stipulation and the exhibits thereto are attached hereto as Exhibit 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
99.1	Notice of Proposed Derivative Settlement
99.2	Stipulation and Agreement of Settlement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

Readers are cautioned that the statements contained in this Form 8-K regarding expectations of sources of payments and release of actions are “forward-looking statements” as defined by the “safe harbor” provisions in the Private Securities Litigation Reform Act of 1995. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this Form 8-K are forward-looking statements. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “continued,” “project,” “plan,” “opportunity,” “estimate,” “potential,” “predict,” “demonstrates,” “may,” “will,” “could,” “intend,” “shall,” “possible,” “forecast,” “trends,” “contemplate,” “would,” “approximately,” “likely,” “outlook,” “schedule,” “pipeline,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.

These factors and circumstances include, but are not limited to (1) risks associated with economic uncertainty, including high inflation, market volatility, and the potential worsening of macro-economic conditions; (2) geopolitical and macroeconomic events; (3) tariffs impacting demand for our products; (4) the failure of financial institutions or transactional counterparties; (5) our evolving industry, limited operating history since our acquisition of Redwire Defense Tech Intermediate Holdings, LLC and its subsidiaries (f/k/a Edge Autonomy Intermediate Holdings, LLC) (“Edge Autonomy”) and history of losses makes it difficult to evaluate our future prospects and the risks and challenges we may encounter; (6) the inability to successfully integrate recently completed and future acquisitions, including the recent acquisition of Edge Autonomy, or successfully select, execute or integrate future acquisitions into the business and realize the anticipated benefits or do so within the expected timeframe; (7) the development and continued refinement of many of Redwire’s proprietary technologies, products and service offerings; (8) competition with new or existing companies; (9) a limited number of customers make up a high percentage of our revenue; (10) potential litigation arising from time to time; (11) natural disasters, geopolitical conflicts, or other natural or man-made catastrophic events; (12) adverse publicity stemming from any incident or perceived risk involving Redwire or our competitors; (13) incurring significant risks and uncertainties not covered by insurance or indemnity; (14) failure to respond to industry cycles in terms of our cost structure, manufacturing capacity, and/or personnel needs; (15) customers unwillingness to adopt our core offerings; (16) delays in the development, design, engineering and manufacturing of our core offerings; (17) unsatisfactory performance of our core offerings; (18) impacts to our cash flows caused by our mix of fixed-

price, cost-plus and time-and-material type contracts; (19) incurrence of expenditures prior to final receipt of a contract; (20) failure of new offerings and technologies to materialize; (21) the inability to convert orders in backlog into revenue; (22) the inability to properly manage the use of artificial intelligence in our business; (23) reliance on third-party launch vehicles to launch our spacecraft and customer payloads; (24) risk of an accident on launch or during a journey into space; (25) Redwire’s inability to meet expected financial results; (26) unfavorable changes in the proportion of cost-plus-fee or fixed-price contracts in our total contract mix and the resulting impact on our margins and operating results; (27) shorter lives than anticipated for our systems, products, technologies, services and related equipment; (28) cyber-attacks and other security threats and disruptions; (29) risks resulting from broader geographic operations; (30) impairment of goodwill; (31) inability to use net operating loss carryforwards and certain other tax attributes; (32) requirements of the National Industrial Security Program Operating Manual for our facility security clearance, which is a prerequisite to performing on classified contracts for the U.S. government; (33) changes to the U.S. government’s budget deficit and the national debt, as well as any inability of the U.S. government to complete its budget process for any government fiscal year, and any resulting government shutdowns; (34) dependence on U.S. government contracts; (35) disputes with our subcontractors or the inability of our subcontractors to perform, or of our key suppliers to timely deliver components, parts or services, resulting in our core offerings being produced or delivered in an untimely or unsatisfactory manner; (36) the potential application of U.S. foreign investment regulations to investments in us, which may impose conditions on or limit certain investors' ability to purchase our common stock, potentially making our common stock less attractive to investors; (37) Redwire is subject to stringent U.S. economic sanctions, and trade control laws and regulations, as well as risks related to doing business in other countries; (38) the wide variety of extensive and evolving government laws and regulations to which our business is subject, and the potential material adverse effect of any failure to comply with such laws and regulations; (39) the potential impact on our reputation and ability to do business resulting from improper conduct of our employees, agents or business partners; (40) failure to comply with federal, state and foreign laws and regulations relating to privacy, data protection and consumer protection, or the expansion of current or enactment of new laws or regulations relating to privacy, data protection and consumer protection, and the resulting adverse effect on our business and financial condition; (41) changes in tax laws or regulations and the resulting increase in tax uncertainty and adverse effect on our results of operations and effective tax rate; (42) failure to adequately protect our intellectual property rights; (43) potential violations of third-party proprietary rights by our technology; (44) failure to obtain necessary additional funding; (45) the possibility of sales of a substantial amount of our common stock by our current shareholders; (46) the inability to remain in compliance with the continued listing requirements of the New York Stock Exchange; (47) the issuance of additional common stock or other equity securities and the resulting dilution of our shareholders' ownership interests; (48) volatility in the trading price of our common stock; (52) our existing material weaknesses and the identification of material weaknesses of other deficiencies or failure to maintain effective internal controls over financial reporting and (49) other risks and uncertainties described in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and those indicated from time to time in other documents filed or to be filed with the Securities and Exchange Commission by Redwire. The forward-looking statements contained in this Form 8-K are based on our current expectations and beliefs concerning future developments and their potential effects on us. If underlying assumptions to forward-looking statements prove inaccurate, or if known or unknown risks or uncertainties materialize, actual results could vary materially from those anticipated, estimated, or projected. The forward-looking statements contained in this Form 8-K are made as of the date of this Form 8-K, and Redwire disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Persons reading this Form 8-K are cautioned not to place undue reliance on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2026

Redwire Corporation

By:	/s/ Chris Edmunds
Name:	Chris Edmunds
Title:	Chief Financial Officer